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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 17, 2004

                                   (SBS LOGO)

                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-27823              13-3827791

  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)

2601 SOUTH BAYSHORE DRIVE, PH II, COCONUT GROVE, FLORIDA            33133
         (Address of principal executive offices)                (Zip Code)

                                 (305) 441-6901
              (Registrant's telephone number, including area code)


                   -------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 17, 2004, a wholly owned subsidiary of Spanish Broadcasting System, Inc. ("SBS"), Spanish Broadcasting System SouthWest, Inc., entered into an asset purchase agreement with Styles Media Group, LLC, a Florida limited liability company, to sell the assets of radio stations KZAB-FM and KZBA-FM, serving the Los Angeles, California market, for a cash purchase price of $120 million. In connection with this agreement, Styles Media Group, LLC made a $6 million deposit on the purchase price, which is being held in escrow. The agreement contains customary representations and warranties, and the closing of the sale is subject to certain conditions including receipt of regulatory approval from the Federal Communications Commission ("FCC"), completion of the rebuilding of the technical facility of radio station KZBA-FM, receipt of FCC license authority covering construction permits for radio stations KZAB-FM and KZBA-FM, expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, consent of SBS's lenders and consent of third parties to the assignment of leases. Although SBS intends to sell the assets of radio stations KZAB-FM and KZBA-FM, there cannot be any assurance that the sale will be completed.

      As of August 17, 2004, Spanish Broadcasting System SouthWest, Inc. also entered into a time brokerage agreement with Styles Media Group, LLC pursuant to which Styles Media Group, LLC is permitted to begin broadcasting its programming on radio stations KZAB-FM and KZBA-FM on September 20, 2004. The time brokerage agreement will terminate upon the closing under, or termination of, the asset purchase agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      10.1 - Asset Purchase Agreement, dated as of August 17, 2004, by and among Styles Media Group, LLC and Spanish Broadcasting System SouthWest, Inc.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SPANISH BROADCASTING SYSTEM, INC.
                                (REGISTRANT)

August 23, 2004                 By:  /s/  Joseph A. Garcia
                                     ----------------------------------
                                     Joseph A. Garcia
                                     Chief Financial Officer, Executive
                                     Vice President and Secretary




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                                  Exhibit Index

Exhibit No.     Description

 10.1 - Asset Purchase Agreement, dated as of August 17, 2004, by and among Styles Media Group, LLC and Spanish Broadcasting System SouthWest, Inc.




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